EXHIBIT 10.1

                            SECTION 906 CERTIFICATION

           (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

         In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of Elscint Limited (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Rachel Lavine, President of the Company, certify, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            By:  /s/ Rachel Lavine
                                                 -------------------------------
                                                 Name: Rachel Lavine
                                                 Title: President
                                                 Date: June 30, 2003

         A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO ELSCINT LIMITED AND WILL BE RETAINED BY ELSCINT LIMITED AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.